[***] – Certain identified information has been excluded from this exhibit because it is both not material  and is treated by Company as private or confidential.  CONFIDENTIAL  EXECUTIVE SEPARATION AGREEMENT & GENERAL RELEASE      This Confidential Executive Separation Agreement & General Release (the “Agreement”) is  entered into as of the Effective Date (as defined below), by and between Christopher Lowery  (“Executive”) and Owens & Minor, Inc. (together with all Related Entities (as defined herein), “O&M” or  the “Company”) (Executive and O&M are each referred to herein as a “Party” and, collectively, as the  “Parties”) and in light of the following circumstances:      WHEREAS, Executive has been employed by and an officer of the Company and/or a Related  Entity(ies), most recently as its President – Global Products;      WHEREAS, Executive has, at the request of the Company, resigned from his position with the  Company effective March 31, 2022 (the “Separation Date”);      WHEREAS, this Agreement is a condition precedent to Executive’s continued at will employment  through the Separation Date and receipt of severance benefits under the Owens & Minor, Inc. Officer  Severance Policy (the “Policy”).      NOW, THEREFORE, in consideration of the Parties’ promises and obligations hereunder, and  other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the  Parties agree as follows:    1. Separation Date and Transition Period.   a. The Parties intend that Executive’s last day of employment with the Company shall be  the Separation Date, and Executive acknowledges and agrees that his employment relationship with the  Company will end no later than such date, unless otherwise agreed by the Parties in writing. Executive  further acknowledges and agrees to resign as President – Global Products of the Company, and from all  other officer, director, employee or other positions with Owens & Minor, Inc. and all Related Entities  effective as of the Separation Date or such earlier time as the Company may request, in its sole  discretion; provided, however, that such earlier resignation shall not impact Executive’s rights under this  Agreement or any existing change in control or similar agreement. For purposes of this Agreement,  “Related Entities” means Owens & Minor, Inc.’s subsidiary and affiliated entities and each of their  predecessors.   b. Executive shall remain employed by the Company on an at‐will basis as an employee of  the Company through the Separation Date (the “Transition Period”). During the Transition Period,  Executive will continue to perform his customary duties, or such other duties as the Company may  direct, and will facilitate the transition of Executive’s responsibilities to others within the Company as  may be requested by O&M. Executive’s employment by the Company during the Transition Period shall  be at will, meaning that either the Company or the Executive may end the employment relationship at  any time and for any lawful reason. On or within five (5) days after the Separation Date, Executive  agrees to execute the Release of Claims attached hereto as Exhibit A and incorporated herein by this  reference (the “Subsequent Release”).  c. Executive understands and acknowledges that some matters that fell under Executive’s  responsibility in his position with the Company may be ongoing after the Separation Date. Accordingly,  Executive agrees that for a period of twelve (12) months after the Separation Date Executive will

Page 2 of 15 cooperate and make himself reasonably available to Company representatives to respond to questions  regarding Executive’s experience with and knowledge about the Company. Additionally, Executive  agrees that he will assist O&M, as reasonably requested by the Company, in the case of any litigation,  regulatory inquiry, audits, or other such matters.  d. In the event that Executive abandons his employment or is terminated by the Company  for Cause (as that term is defined in the Policy) prior to the Separation Date, Executive shall not be  eligible to receive, and the Company shall have no obligation to provide, any of the Separation Benefits  set forth in Section 3 of this Agreement. The Company may elect to relieve Executive of his duties prior  to the Separation Date, but allow Executive to remain employed until the Separation Date and remain  eligible for the Severance Benefits and other compensation and benefits accrued through the Separation  Date.  e. Executive represents and warrants that Executive has complied with the Company’s  Code of Honor and compliance policies and that Executive is not aware of any material violation of the  Code of Honor or such compliance policies.  f. If Executive accepts employment with a third party during the Severance Period (as  defined herein), Executive shall provide notice of the same to the Company, which notice shall include  the name of Executive’s new employer, the title of the position accepted and a summary of the primary  duties and responsibilities of such position.  2. Accrued Benefits.   a. The Company shall continue to pay Executive his normal base salary earned through the  Separation Date, or such earlier date that Executive’s employment with the Company ends, in  accordance with its usual payroll practices. Executive will be eligible to receive payment under the  Company’s 2021 Annual Incentive Plan or the 2021 Executive Incentive Plan in accordance with the  terms thereof and payable at the time such payments are made under such plan (“2021 Bonus  Payment”); provided, however, that Executive must be employed in good standing with the Company on  the date such payment is due to be made to be eligible to receive such payment. The 2021 Bonus  Payment shall be calculated based on the financial metrics approved by the Company’s Board of  Directors and assuming Executive’s performance at 100% with respect to Executive’s personal  management business objectives (“MBOs”).  b. The Company shall reimburse Executive for any business expenses incurred by Executive  prior to the Separation Date related to his employment with the Company, subject to the requirements  of the Company’s expense reimbursement policy. All such reimbursement will be made in accordance  with the Company’s expense reimbursement policy.    c. Executive acknowledges and agrees that as of the Separation Date, except as otherwise  set forth in this Agreement, the Company shall have no obligation to continue Executive’s coverage  under the Company’s medical, dental, life insurance, or other employee insurance or benefit plans;  provided, however, that Executive will be eligible for COBRA coverage to the extent required by  applicable law. Executive understands and acknowledges that COBRA coverage will be at Executive’s  sole expense and will be offered at 102% of the full cost of coverage. Executive will receive applicable  COBRA election forms under separate cover following the Separation Date.  d. Executive acknowledges and agrees that, subject to the Company’s compliance with the  terms of this Agreement, the Company has paid or will have paid Executive in full all accrued salary,  expenses, reimbursements, vacation, sick leave, and other payments to which Executive may have been

Page 3 of 15 entitled, and that there are no sums or other benefits, other than as described in this Agreement, due or  owing to Executive by the Company.  3. Severance Benefits.   a.   In consideration of Executive’s promises, covenants and agreements set forth in this  Agreement (including but not limited to the covenants regarding Confidentiality, Non‐Competition and  Non‐Solicitation), and in accordance with Section 5 of the Policy, the Company shall provide Executive  with the payments and benefits set forth in this Section 3 (collectively, the “Severance Benefits”).  Executive acknowledges and Agrees that Executive would not be entitled to the Severance Benefits in  the absence of Executive’s acceptance of this Agreement and adherence with its terms. Executive  further acknowledges and agrees that Executive shall not be entitled to any Severance Benefits if the  Company terminates Executive for Cause (as defined in the Policy) or the Executive abandons his  employment prior to the Separation Date. Executive also acknowledges and agrees that if Executive  violates any of the Protective Covenants (as defined herein), Executive shall repay to the Company any  of the Severance Benefits that Executive has received as of the date of such violation and that the  Company thereafter shall have no obligation to provide any Severance Benefits to Executive.   b. Subject to the terms of this Agreement, the Company shall pay Executive a lump‐sum in  the gross amount of ONE MILLION, FIVE HUNDRED NINETY‐NINE THOUSAND, SIX HUNDRED NINETY  DOLLARS AND NO CENTS ($1,599,690.00), less all applicable withholdings and deductions. The Company  shall make this payment on the first regularly scheduled Company payday following the latter of the  Effective Date of this Agreement or the Subsequent Release Effective Date (as that term is defined in the  Subsequent Release). For purposes of this Agreement, “Severance Period” shall mean the eighteen (18)‐ month period immediately following the Separation Date.   c. Subject to the terms of this Agreement, the Company shall pay Executive a lump‐sum  cash Welfare Benefit Payment (as defined in the Policy) equal to SEVENTEEN THOUSAND EIGHTY‐EIGHT  DOLLARS AND NO CENTS ($17,088.00). The Company shall make this payment on the first regularly  scheduled Company payday following the latter of the Effective Date of this Agreement or the  Subsequent Release Effective Date.  d. Executive currently holds 203,014 shares of restricted stock in the Company (the  “Restricted Stock”) issued and outstanding under O&M’s 2018 Stock Incentive Plan (as amended) (the  “2018 Stock Plan”). The Restricted Stock shall continue to vest under the 2018 Stock Plan in accordance  with the terms thereof through and until the Separation Date, so long as Executive remains employed in  good standing through such date. Executive will receive a pro‐rated amount of his unvested Restricted  Stock based on his Separation Date as provided by the applicable plan documents and award  agreements.  Under the applicable plan and award agreements, the restrictions on 173,435 shares will  lapse and the remaining shares of the Restricted Stock shall be forfeited, each upon the latter of the  Effective Date of this Agreement or the Subsequent Release Effective Date. Performance share awards  to Executive under the grant made on May 11, 2020 shall be governed by the applicable plan and  performance share award agreement, and Executive shall receive a pro‐rated portion of any restricted  stock issued pursuant to such award based on the Separation Date. Executive understands and agrees  that all of Executive’s outstanding performance share awards under the grant made on March 1, 2021,  shall be forfeited as of the Separation Date in accordance with the applicable performance share award  agreement. Executive’s current restricted stock and performance share positions, and the treatment of  each under this Agreement, are set forth in Exhibit B – Executive Stock Holdings, which is attached  hereto and incorporated herein by this reference. Notwithstanding anything to the contrary herein,  nothing in this Agreement shall be construed to waive or otherwise alter any of the provisions of the  applicable plan or award agreements pertaining to restricted stock or performance shares awards issued

Page 4 of 15 to Executive during his employment with the Company. All provisions of such plans and award  agreements shall survive and remain in full force and effect.  e. Subject to the terms of this Agreement, the Company shall pay Executive a lump‐sum  cash payment equal to TEN THOUSAND DOLLARS ($10,000.00), less required deductions, for  outplacement services. The Company shall make this payment on the first regularly scheduled Company  payday following the latter of the Effective Date of this Agreement or the Subsequent Release Effective  Date.  f.  Subject to the terms of this Agreement, the Company shall pay Executive a lump‐sum  cash payment equal to FIVE THOUSAND TWO HUNDRED FIFTY DOLLARS ($5,250.00), less required  deductions, for tax preparation services. The Company shall make this payment on the first regularly  scheduled Company payday following the latter of the Effective Date of this Agreement or the  Subsequent Release Effective Date.  g. Any amount described in this Section 3, to the extent earned, shall be paid to Executive  in no event later than the fifteenth (15th) day of the third (3rd) month following the end of the year in  which such amount was no longer subject to a substantial risk of forfeiture, within the meaning of Code  Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), except as may be  permitted pursuant to Treasury Regulation Section 1.409A‐1(b)(4)(ii).  h. Executive acknowledges and agrees that Executive’s agreement to abide by and  compliance with the Protective Covenants (as defined herein) is a material inducement for the Company  to enter into this Agreement and is consideration for the Severance Benefits and other benefits afforded  to Executive hereunder. Accordingly, Executive agrees that if Executive breaches any provision of any  Protective Covenant, the Company shall have no obligation to provide any of the Severance Benefits set  forth in this Section 3 and Executive shall be obligated to repay to the Company any amounts already  received by Executive as of the date of such breach.  4. Covenant to Maintain Confidentiality. During his employment with the Company, Executive has  been exposed to certain Confidential Information of the Company. For purposes of this Agreement  “Confidential Information” means information, in any form, related to the Company’s business (i) that is  not generally known or available to individuals or entities outside of the Company, (ii) in which the  Company has an interest, (iii) from which the Company derives value by virtue of – in whole or in part –  its confidentiality, and (iv) with respect to which the Company takes reasonable measures to maintain as  confidential. Such Confidential Information includes but is not limited to:  information technology and  computer systems; trade secrets; financial or investor relations information; sales activity information;  accounting information; revenue recognition information; cash‐flow information; lists of and other  information about current and prospective customers, vendors or suppliers; prices or pricing strategy or  information; sales and account records; reports, pricing, sales manuals and training manuals regarding  selling, strategic planning and business development information; purchasing, and pricing procedures  and financing methods of the Company, together with any specific and proprietary techniques utilized  by the Company in designing, developing, testing or marketing its products, product mix and supplier  information or in performing services for clients, customers and accounts of the Company; information  concerning existing or contemplated software, products, services, technology, designs, processes and  research or product developments of the Company; and, any other information of a similar nature made  available to Executive and not known to the public, which, if misused or disclosed, could adversely affect  the business or interests of the Company. Confidential Information includes any such information that  Executive may have prepared or created during his employment with the Company, as well as such  information that has been or may be created or prepared by others.  Confidential Information shall not  include any information that has been voluntarily disclosed to the public by the Company, has been

Page 5 of 15 independently developed and disclosed to the public by others without violating any legal obligation, or  otherwise enters the public domain through lawful means. Subject to the limited exclusions and  limitations set forth in this Agreement, Executive agrees that for as long as such information remains  confidential to the Company, including after the Severance Period, or is a trade secret under applicable  law, Executive will not disclose any Confidential Information to any person, agency, institution,  company, or other entity, and Executive will not use any Confidential Information in any way, except as  required by Executive’s duties to the Company or by law, or as permitted under Section 9 of this  Agreement. In the event that Executive is unsure whether or not certain information is Confidential  Information, Executive will send the Company a written inquiry about whether such information is  covered under this Agreement. Notwithstanding anything to the contrary contained herein, this  Agreement does not prohibit Executive from complying with a lawful subpoena or other legal  compulsion. If Executive becomes legally compelled (by interrogatories, requests for information or  documents, subpoenas, civil investigative demands, applicable regulations, or similar processes) to  disclose any Confidential Information, Executive shall, if permitted by applicable law, provide Company  with prompt notice so that Company may seek an appropriate protective order or other appropriate  remedy or waive Executive’s compliance with this Section 4, which waiver must be in writing to be  effective.  If that protective order or other remedy is not obtained by the date that Executive must  comply with the request, or if Company waives compliance with this Section 4 in writing, Executive shall  furnish only that portion of the Confidential Information that is legally required to be provided in the  reasonable opinion of Executive’s counsel (after consultation with Company’s counsel), and Executive  shall exercise commercially reasonable efforts to obtain a protective order or other reliable assurance  that confidential treatment will be accorded to that portion of the Confidential Information of Company  which is being furnished or disclosed.  5. Covenant not to Compete. Executive acknowledges and agrees that Executive, as President of  the Company’s Global Products business unit, was responsible for all of the business activity conducted  by the Global Products business unit, and that the Company’s Global Products business unit conducted  business and sold products in markets throughout the world. During the Transition Period and  Severance Period, Executive agrees not to engage in Competitive Work for or on behalf of a Competitor  engaged in a Competitive Business in any country in which the Company’s Global Products business unit  sold products at any time within the Recent Period (as defined herein).  Notwithstanding the foregoing,  this Section 5 does not restrict Executive from owning stock or other securities of a publicly held  corporation in which Executive does not possess beneficial ownership of more than 2% of such  corporation’s voting stock. For purposes of this Agreement, “Competitive Business” means providing or  soliciting to provide or sell surgical and/or infection prevention products that are substantially similar to  or competitive with the products provided, offered or planned to be offered by the Company’s Global  Products business unit at any time during the last twelve (12) months of Executive’s employment with  the Company (the “Recent Period”). “Competitive Work” means the performance of duties and/or  provision of services (whether as an employee, independent contractor or otherwise) that are  substantially similar to duties and/or services that Executive performed or provided for or on behalf of  O&M at any time during the Recent Period. “Competitor” means any person or entity that is engaged in  conducting Competitive Business.  6. Non‐Solicitation of Customers & Suppliers. During the Transition Period and Severance Period,  Executive agrees that he will not, personally or through another:  conduct or offer to conduct any  Competitive Business with any Covered Customer; or encourage or induce any Covered Customer or  Covered Supplier to cease doing business with the Company or change the terms of an existing business  relationship with the Company to the detriment of the Company. Notwithstanding the foregoing, this  Section 6 does not prohibit general advertising or solicitation that is not specifically directed to a

Page 6 of 15 Covered Customer(s) or Covered Supplier(s). For purposes of this Agreement, “Covered Customer”  means any individual or entity with which O&M, at any time during the Recent Period, has conducted, or  made a written or in‐person proposal to conduct, business or to which the Company has provided or  offered to provide goods or services, and with whom or which Executive had business‐related contact or  dealings on behalf of O&M or about which Executive received Confidential Information, in each case, at  any time during the Recent Period. “Covered Supplier” means any manufacturer or supplier of medical  or surgical products or devices or raw materials used by the Company to manufacture products sold by  the Company with which O&M, at any time during the Recent Period, has conducted or made a written  or in‐person proposal to conduct, business, and with which Executive had business‐related contact or  dealings on behalf of O&M or about which Executive received Confidential Information, in each case, at  any time during the Recent Period.  7. Non‐Solicitation of Workers. During the Transition Period and Severance Period, Executive  agrees that he will not, personally or through another, solicit for employment or hire a Covered Worker  for employment or engagement by any person or entity other than O&M or encourage a Covered  Worker to leave employment with the Company. Notwithstanding the foregoing, the restrictions  contained in this Section 7 shall not apply to any individual that has been separated from employment  with the Company for six (6) months or more as of the time of recruitment, solicitation or hiring by  Executive. This Section 7 also does not prohibit general advertising or solicitation not specifically  directed to a Covered Worker or Covered Workers. For purposes of this Agreement, “Covered Worker”  means any person who at any time during the Recent Period (i) was employed or engaged by the  Company; and (ii) had business‐related contact with or reported to Executive.  8. Non‐Disparagement. Executive agrees that he shall not make any statement or take any action  that reasonably could be construed as criticizing or disparaging the reputation of any Releasee (as  defined below).  This provision is in addition to, and not in lieu of, the substantive protections under  applicable law relating to defamation, libel, slander, interference with contractual or business  relationships, or other statutory, contractual or tort theories. Notwithstanding the foregoing, Executive  understands and agrees that Executive’s obligations under this Section 8 are expressly limited by the  provisions of Section 9 of this Agreement. Further, nothing herein shall be construed to require  Executive or any other person to engage in any unlawful act.  9. Limitations on Obligations. Nothing in this Agreement shall prohibit or impede Executive from  communicating, cooperating or filing a complaint with any U.S. federal, state or local governmental or  law enforcement branch, agency or entity (each, a “Governmental Entity”) with respect to possible  violations of any U.S. federal, state or local law or regulation, or otherwise making disclosures to any  Governmental Entity, in each case, that are protected under the whistleblower provisions of any such  law or regulation, provided that in each case such communications and disclosures are consistent with  applicable law.  Executive does not need the prior authorization of (or to give notice to) the Company  regarding any such communication or disclosure.  This Agreement also does not limit Executive’s right to  receive an award for information provided to any federal, state or local government agency or self‐ regulatory organization, or to engage in any future activities protected under whistleblower statutes.  Additionally, Executive hereby confirms that she or he understands and acknowledges that an individual  shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure  of a trade secret that is made in confidence to a federal, state, or local government official or to an  attorney solely for the purpose of reporting or investigating a suspected violation of law, or in a  complaint or other document filed in a lawsuit or other proceeding, if such filing is made under  seal. Executive understands and acknowledges further that an individual who files a lawsuit for  retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the

Page 7 of 15 attorney of the individual and use the trade secret information in the court proceeding, if the individual  files any document containing the trade secret under seal; and does not disclose the trade secret,  except pursuant to court order.  Notwithstanding the foregoing, under no circumstance will Executive be  authorized to disclose any information covered by the Company’s attorney‐client privilege or the  Company’s attorney work product without prior written consent of the Company’s General Counsel or  other officer designated by the Company, or unless such disclosure of that information would otherwise  be permitted pursuant to 17 CFR 205.3(d)(2), applicable state attorney conduct rules, or otherwise  under applicable law or court order.  10. Reasonableness & Remedies.  a. The covenants contained in Sections 4, 5, 6, 7 & 8 of this Agreement (the “Protective  Covenants”) are, in light of the nature of Executive’s employment by the Company, reasonable and  necessary for the protection of the Company’s legitimate business interests, specifically including the  Company’s interest in the Confidential Information and the Company’s significant investment to develop  and maintain its business relationships and goodwill.  b. In the event that Executive breaches any provision(s) of the Protective Covenants,  Executive Acknowledges and agrees that the duration of the Protective Covenant that Executive has  breached shall be extended by the length of time that Executive was in breach of such provision(s).  c. Executive acknowledges and agrees that the Company will suffer irreparable harm if  Executive breaches any provision of the Protective Covenants, and the Company shall be entitled to, in  addition to any other available remedies, temporary and/or permanent injunctive relief against  Executive barring any conduct in violation of any provision of the Protective Covenants. No claim or  cause of action Executive may have or assert against the Company, whether predicated on this  Agreement or otherwise, shall serve as or constitute a defense to the enforcement of any provision of  the Protective Covenants. Should the Company prevail in any claim, dispute or action arising from or  relating to this Agreement (a “Covered Claim”), whether initiated by the Company or Executive, the  Company shall be entitled to recover from Executive all costs, including attorneys’ fees, incurred by the  Company in connection with such Covered Claim.  11. General Release.   a. For purposes of this Agreement, “Releasee” and “Releasees” means the Company and  any and all O&M boards, past and present directors, trustees, officers, shareholders, members,  partners, managers, supervisors, employees, attorneys, agents, representatives, insurers and  consultants, as well as the predecessors, successors and assigns of any of them, and all persons or  entities acting by, with, through, under or in contract with any of them. Except as specifically provided  below, for purposes of this Agreement the term “Claims” means: each and every claim, complaint, cause  of action, grievance, demand, controversy, allegation, or accusation, whether known or unknown; each  and every promise, assurance, contract, representation, obligation, guarantee, warranty, liability, right,  agreement and commitment of any kind, whether known or unknown; and all forms of relief, including,  but not limited to, all remedies, costs, expenses, losses, damages, debts and attorneys’ and other  professionals’ fees and related disbursements, whether known or unknown. Notwithstanding the  foregoing, Claims do not include a charge of discrimination with the Equal Employment Opportunity  Commission (“EEOC”). Thus, this Agreement does not preclude Executive from filing an EEOC charge or  participating in an EEOC investigation.  b. Subject to the limited exclusions and limitations set forth below and in Section 9 of this  Agreement, Executive hereby irrevocably releases and forever discharges all Releasees from any and all  Claims that Executive, or anyone on his behalf ever had or now has against any and all of the Releasees,

Page 8 of 15 or which Executive, or any of his executors, administrators, representatives, attorneys or assigns,  hereafter can, shall or may have against any and all of the Releasees for or by reason of any cause,  matter, thing, occurrence, or event whatsoever from the date of Executive’s birth to the date that  Executive signs this Agreement. Executive acknowledges and agrees that the Claims released in this  paragraph include, but are not limited to, (a) any and all Claims based on any law, statute, or  constitution or based on contract or in tort or in common law, and any and all Claims based on or arising  under any civil rights laws, such as the civil rights laws of any state or jurisdiction, Title VII of the Civil  Rights Act of 1964, the Age Discrimination in Employment Act (“ADEA”), the Equal Pay Act, the  Americans with Disabilities Act of 1990, the Civil Rights Act of 1991, the Family Medical Leave Act, or the  Virginia Human Rights Act; (b) any and all Claims under any grievance or complaint procedure of any  kind; and (c) any and all Claims based on or arising out of or related to Executive’s recruitment by,  employment with, the termination of Executive employment with, of my performance of any service in  any capacity for, or any business transaction with, each or any of the Releasees (collectively, the  “Released Claims”). Executive also hereby waives any and all right to personal recovery of money  damages or other relief for any of the Claims released by this Section 11. Executive hereby represent  and warrant that I have not assigned any claim to any third party.   c. Notwithstanding the foregoing, Executive does not waive, and Released Claims shall not  include:  (i) any rights, Claims or protections that Executive may have under this Agreement; (ii) any  rights, Claims, and protections based on any cause, matter, thing, or event arising or occurring at any  time after Executive signs this Agreement; (iii) Executive’s rights, Claims, and protections, if any, to  vested or guaranteed benefits under the Company’s qualified and non‐qualified benefit plans; (iv) any  rights, Claims, or protections Executive may have under the applicable terms of such policy or plan to  convert his existing coverage under any group life, disability, and/or accidental death and  dismemberment plan offered by the Company; (v) any rights, Claims, or protections Executive may have  to continuation of group health, dental, or vision insurance as provided by the Consolidated Omnibus  Budget Reconciliation Act of 1985 (“COBRA”), as amended by the Health Insurance Portability and  Accountability Act of 1996 and the American Recovery and Reinvestment Act of 2009; (vi) any rights,  Claims, or protections Executive has, had, or may have under Article V of the Amended and Restated  Articles of Incorporation of Owens & Minor, Inc. (“Articles of Incorporation”), including the  indemnification and advancement provisions contained therein, as of the Effective Date of this  Agreement; (vii) any rights, Claims, or protections Executive has, had, or may have under any policy or  contract of indemnification, liability or other type of insurance, or other undertaking from and/or  against any Claims asserted, liability incurred, or proceeding initiated or maintained against Executive  arising from, related or pertaining to, or serving as its basis or their bases, Executive’s capacity as an  officer of the Company or his alleged acts, omissions, or inaction in such capacity, the foregoing being  without regard to whether the Company has, had, or may have the power or obligation to indemnify  Executive or provide advancements against such liability under Article V of the Articles of Incorporation;  (viii) rights, Claims, or protections that Executive may have arising under the Age Discrimination in  Employment Act of 1967 (“ADEA”), or the Older Workers Benefit Protection Act of 1990, which amends  the ADEA, after Executive signs this Agreement; or (ix) any rights, Claims or protections that Executive,  by law, is prohibited from releasing under this Agreement.   d. Notwithstanding any provision of this Agreement to the contrary, O&M reaffirms and  restates its obligations to Executive under Article V of its Articles of Incorporation, amended and current  as of the Separation Date, including the indemnification and advancement provisions contained  therein.  In no way limiting the foregoing, and as an inducement to Executive’s acceptance and  execution of this Agreement, O&M acknowledges and agrees that as of the date that it executes this  Agreement (i) the Company’s officers and directors are not aware of any actions, omissions, or inaction

Page 9 of 15 by Executive that would negate Executive’s rights to indemnification and advancements under the  Articles of Incorporation of O&M; and (ii) the Company’s officers and directors are not aware of any  actions, omissions, or inaction by Executive that could give rise to any Claims by O&M or its Related  Entities against Executive.  12. No Admission. The offer of this Agreement and the Agreement itself are not an admission, and  shall not be construed to be an admission, by each or any of the Releasees, that the personnel,  employment, termination and any other decisions involving Executive or any conduct or actions at any  time affecting or involving Executive were wrongful, discriminatory, or in any way unlawful or in  violation of any right of Executive; moreover, any such liability or wrongdoing is denied by Executive.  Executive shall not attempt to offer this Agreement or any of its terms as evidence of any liability or  wrongdoing by each or any of the Releasees in any judicial, administrative or other proceeding now  pending or hereafter instituted by any person or entity.  13. Period for Review & Revocation. Executive acknowledges that he has been afforded twenty‐one  (21) days after receiving this Agreement, including the Subsequent Release, to consider whether or not  to enter into it. Executive may use as much or as little of this 21‐day period as Employee wishes to  decide whether or not to sign this Agreement. Executive may revoke this Agreement within seven (7)  days of signing it by delivering a written notice of revocation to the Company’s General Counsel at 9120  Lockwood Boulevard, Mechanicsville, Virginia 23116.  For a revocation to be effective, written notice  must be received no later than the close of business on the seventh (7th) day after Executive signs this  Agreement.  If Executive revokes this Agreement, it shall not be effective or enforceable, and the  Company shall not be obligated to provide Employee any benefits hereunder.  If Executive has not  revoked the Agreement, the eighth (8th) day after Executive signs this Agreement shall be the “Effective  Date” for purposes of this Agreement.  14. Encouragement to Consult with an Attorney. The Company has advised Executive to consult an  attorney about this Agreement before signing it. By signing this Agreement, Executive represents that he  has consulted with an attorney about this Agreement or has voluntarily chosen not to do so. Executive  also acknowledges and agrees that the Company is not obligated to pay any of his attorneys’ fees, costs  or expenses relating to this Agreement and that the release in Section 11, above, releases, among other  things, all Claims for attorneys’ fees, costs and expenses. Executive acknowledges that he is signing this  Agreement voluntarily, with full knowledge of the nature and consequences of its terms and without  duress or undue influence by the Company or any other person or entity.  15. No Release of Future Claims. This Agreement does not waive or release any rights or claims that  Employee may have under the ADEA or otherwise which arise after the date that Employee signs this  Agreement. The parties acknowledge and agree that the decision to end Employee’s employment with  the Company was made prior to Employee signing this Agreement.  16. Taxes. The Company will withhold from any amounts due Executive under this Agreement  payroll deductions as required by law and determined by the Company. Executive understands and  acknowledges that he is responsible for all taxes that he may incur with respect to any of the  consideration to be delivered to him under this Agreement. Notwithstanding any other provision of this  Agreement, it is intended that any payment or benefit provided hereto that is considered nonqualified  deferred compensation subject to Section 409A of the Internal Revenue Code of 1986, as amended (the  “Code”), will be provided and paid in a manner, and at such time and in such form, as complies with the  applicable requirements of Section 409A of the Code.  For purposes of this Agreement, all rights to  payments and benefits hereunder will be treated as rights to a series of separate payments and benefits  to the fullest extent allowable by Section 409A of the Code.  Notwithstanding any other provision of this

Page 10 of 15 Agreement, however, none of the Releasees shall be liable to Executive in the event any provision of this  Agreement fails to comply with, or be exempt from, Section 409A of the Code.  17. Governing Law. The Company is a global business headquartered in the Richmond metropolitan  area of Virginia, and this contract was made in whole or in part in Virginia. This Agreement shall be  construed and enforced under the laws of the Commonwealth of Virginia, without regard to its conflicts  of law principles.  18. Forum Jurisdiction & Venue. The exclusive forums and venues for any Covered Claim, shall be  the federal courts located in Richmond, Virginia, and the state courts located Henrico county, Virginia  (each a “Chosen Forum” and, collectively, the “Chosen Forums”); provided, however, that the Company  may, in its sole discretion, choose to bring a Covered Claim in any other court that otherwise would have  jurisdiction over such Covered Claim. Executive expressly and irrevocably consents and submits to the  personal jurisdiction of each Chosen Forum over Executive for any Covered Claim and expressly agrees  that venue for any Covered Claim is appropriate therein. Executive shall not file any Covered Claim in  any forum other than a Chosen Forum and waives any and all objections to the jurisdiction of or venue  in a Chosen Forum for a Covered Claim. A final judgment in any action or proceeding in a Chosen Forum  shall be conclusive and may be enforced in other jurisdictions in accordance with applicable law;  provided, however, that this Section 18 does not affect either party’s right to appeal a judgment.  Executive acknowledges that Executive has read this Section 18, understands it and has voluntarily  agreed to its terms.  19. WAIVER OF JURY TRIAL. EXECUTIVE KNOWINGLY AND WILLFULLY WAIVES ANY RIGHT HE MAY  HAVE UNDER APPLICABLE LAW TO A TRIAL BY JURY IN ANY DISPUTE OR ISSUE ARISING OUT OF OR IN  ANY WAY RELATED TO A COVERED CLAIM.  20. Severability & Reformation.   a. The provisions of this Agreement, including the Protective Covenants, are expressly  intended to be severable and separately enforceable. If any clause or provision of this Agreement is  ruled invalid or limited by any regulatory agency or court of competent jurisdiction, the invalidity of such  clause or provision shall not affect the validity of the other provisions, which provisions shall be  enforced to the fullest extent permitted by law.  b. In the event that a court of competent jurisdiction determines that any provision of the  Protective Covenants is invalid or unenforceable under applicable law by reason of its geographic,  temporal or other scope, or the extent of restriction imposed on Executive’s activity, the court making  such determination shall reduce the applicable scope and/or the extent of restriction by such amount as  is minimally necessary to render such provision, as so amended, valid and enforceable under applicable  law.  Notwithstanding the foregoing, should it be determined that the provisions of this Section 20.b are  impermissible under applicable law then this subsection shall be deemed null and void, and such  determination shall not affect the validity of the remainder of this Agreement.  21. Notices. All notices permitted or required under this Agreement shall be given in writing and  addressed or delivered to the persons specified in this Agreement.  Any notice or communication  required hereunder shall be given by hand; FedEx or UPS next‐business‐day delivery service; registered,  certified, or express United States mail (postage prepaid). The date of receipt of any notice shall be the  date the notice is deemed to have been given. Notices permitted or required hereunder shall be given  to the following individuals:  To the Company:    Owens & Minor, Inc.

Page 11 of 15   Attn:  General Counsel    9120 Lockwood Boulevard    Mechanicsville, Virginia 23116  To Executive:    Christopher Lowery    _______________________________    _______________________________  22. Entire Agreement & Modification. This Agreement contains the entire understanding and  agreement of the parties regarding the subject matter hereof. The terms of this Agreement are  contractual and, except as provided under Section 20.b hereof, shall not be deemed to have been  altered, modified or in any way changed by any statements, promises, discussions or agreements not  appearing herein. Except as provided under Section 20.b hereof, this Agreement may not be modified,  amended or altered except by a writing signed by both the parties.  23. Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and  any corporation or other entity to which the Company may transfer all or substantially all of its assets or  to which the Company may assign this Agreement. Executive hereby consents to any such assignment  without further notice to or consent from Executive. Executive may not assign this Agreement or any  part hereof without the prior written consent of O&M’s General Counsel.  24. Return of Company Property. Following the Separation Date, Executive will immediately return  to the Company any Company property and all such records without deleting, destroying, or otherwise  damaging the utility of same.  25. Miscellaneous. This Agreement may be executed in one or more counterparts each of which will  constitute one and the same instrument, and all executed copies of this Agreement and facsimiles  thereof shall be as legally binding and enforceable as the original. Executive’s obligations under this  Agreement shall survive the termination of Executive’s employment with the Company regardless of the  reason and any breach by the Company of this Agreement or any other obligation of the Company. The  waiver by any party of a breach of any condition or provision of this Agreement to be performed by the  other party shall not operate or be construed as a waiver of a similar or dissimilar provision or condition  at the same or any prior or subsequent time. The Executive represents and warrants that he owns all  Claims released by this Agreement and he has not sold or assigned any such claim to any other party, by  operation of law or otherwise, including to any bankruptcy trustee. The captions and headings in this  Agreement are included for convenience only and shall not be construed to define or limit any of the  provisions contained herein.    REMAINDER OF PAGE INTENTIONALLY BLANK  SIGNATURE PAGE FOLLOWS

Page 12 of 15   IN WITNESS WHEREOF, and intending to be legally bound, each of the parties has caused this  Confidential Executive Separation Agreement & General Release to be executed either individually or in  its entity name by its duly authorized representative.    BY SIGNING BELOW, EXECUTIVE EXPRESSLY ACKNOWLEDGES THAT EXECUTIVE IS SIGNING THIS  AGREEMENT VOLUNTARILY AND OF HIS/HER OWN FREE WILL, WITH FULL KNOWLEDGE OF THE  NATURE AND CONSEQUENCES OF ITS TERMS. EMPLOYEE HAS READ THIS AGREEMENT CAREFULLY  AND UNDERSTANDS THAT IT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.      CHRISTOPHER LOWERY         OWENS & MINOR, INC.                                    Date: ___/___/______          Name:__________________________________                  Title:                              Date: ___/___/______

Page 13 of 15 EXHIBIT A    RELEASE OF CLAIMS  1.  On  January  ____,  2022,  I  entered  into  that  certain  Confidential  Executive  Separation  Agreement  and  General  Release  (the  “Separation  Agreement”)  with  Owens  &  Minor,  Inc.  (the  “Company”). My  employment with  the  Company  ended  on  the  Separation  Date  (as  defined  in  the  Separation Agreement).  I confirm that, except for the Severance Benefits (as defined in the Separation  Agreement), reimbursable expenses due pursuant to Section 2.b of the Separation Agreement and the  benefits set forth in Section 3 of the Separation Agreement, I have been paid all compensation owed for  all hours worked by me for the Company through the Separation Date. I have received all the leave and  leave  benefits  and  protections  for which  I was  eligible  in  connection with my  employment with  the  Company, pursuant to the Family and Medical Leave Act or otherwise, and I have not suffered any on‐ the‐job injury for which I have not already filed a claim.   2.  General Release. In consideration of the Severance Benefits paid or payable pursuant to  Section 3 of the Separation Agreement, I hereby waive and release the Company, its parents, subsidiaries,  predecessors,  successors  and  affiliates,  and  each  of  such  entities’  officers,  directors,  employees,  shareholders, managers, members,    agents,  representatives  and  assigns  (collectively,  the  “Released  Parties”)  from  any  and  all  claims,  liabilities, demands,  causes of  action,  attorneys’  fees, damages, or  obligations  of  every  kind  and  nature, whether  known  or  unknown,  arising  at  any  time  prior  to  and  including the date I sign this Release of Claims (the “Release”). This general release includes, but is not  limited to: (a) all claims directly or indirectly arising out of or in any way connected with my employment  with the Company or the termination of that employment relationship; (b) all claims or demands related  to salary, bonuses, fees, retirement contributions, profit‐sharing rights, profit distributions, management  fee income, commissions, carried interest, membership interests, unit options, or any other ownership or  equity  interests  in  the Company or any of  its affiliated entities, vacation pay,  fringe benefits, expense  reimbursements  or  any  other  form  of  compensation  or  benefit,  except  claims  for  benefits  or  compensation due to me under the Separation Agreement or the Consulting Agreement; (c) all claims  pursuant to any federal, state or local law, statute or cause of action in any jurisdiction, including, but not  limited to, the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of  1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (the “ADEA”, the Family  Medical  Leave  Act,  the  Equal  Pay  Act,  anti‐discrimination  statutes,  tort  law,  contract  law, wrongful  discharge, discrimination, harassment,  fraud, defamation,  emotional distress, or  claims  for breach of  fiduciary duty.  Notwithstanding the foregoing, nothing in this paragraph shall release any of the rights,  claims and protections set forth in Section 11(c) of the Separation Agreement.   3.  ADEA Waiver and Release.  I am over 40 years of age as of  the Separation Date and  I  acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the  ADEA. I acknowledge that the consideration given for this waiver and release is in addition to anything of  value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as  required by the ADEA, that: (a) this Release does not apply to any rights or claims that arise after the date  I sign it; (b) I should consult with an attorney before signing this Release; (c) I have been provided at least  twenty‐one (21) days to consider this Release; (d) I have seven (7) days after the date I sign this Release  to revoke my acceptance of it (by sending written notice of such revocation to the Company); and (e) this  Release will not be effective until the date upon which this revocation period has expired unexercised,  which, assuming I do not earlier revoke my acceptance of it, will be the eighth (8th) day after I sign this  Release (the “Subsequent Release Effective Date”).

Page 14 of 15 4.   Limitations on Obligations.  I understand and agree  that  this Release  is  to be broadly  construed, provided  that notwithstanding anything  contained herein,  this Release expressly does not  include  a  release  of  any  claims  that  cannot  be  released  by  law  or  under  applicable  public  policy.  Additionally, I understand and agree that nothing in this Release is intended to, or shall, interfere with my  rights under federal, state, or local laws (including, but not limited to, the statutes referenced herein, or  their state or local counterparts) to file or otherwise institute a charge of discrimination, to participate in  a proceeding or  investigation with  any  appropriate  federal,  state, or  local  government  agency, or  to  cooperate with any such agency in its investigation, none of which shall constitute a breach of this Release.  I also acknowledge and agree, however, that I shall not be entitled to any relief, recovery, or monies in  connection with any such claim or proceeding brought against any of the Released Parties, regardless of  who  filed or  initiated any  such  complaint,  charge or proceeding. Nothing  contained  in  this Release  is  designed  to prohibit me  from disclosing  this Release  to  the EEOC or any other government agency.  I  understand that I am free to do so if I choose. I also understand that this Release may not affect the rights  and responsibilities of the EEOC to enforce federal laws or be used to justify interfering with the protected  right of Employee or others  to  file a charge with  the EEOC. Additionally, nothing  in  this Release  shall  prohibit me or others from participating in any investigation or proceeding conducted by the EEOC, the  National Labor Relations Board, the Securities and Exchange Commission or other state or federal agency.  4.  Entire Agreement. This Release, together with the Separation Agreement (including any  exhibits  thereto),  constitutes  the  complete,  final  and exclusive  embodiment of  the  entire  agreement  between me and the Company with regard to their subject matter, and I am not relying on any promise,  warranty or representation that is not expressly stated therein.  Understood, Accepted and Agreed:    Signature:                 Printed Name:                 Date:

Page 15 of 15 EXHIBIT B  EXECUTIVE STOCK HOLDINGS